UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2004

Health Management Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 598-3131

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 20, 2004 of Health Management Associates, Inc. regarding its financial results for its third quarter and nine months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Health Management Associates, Inc. (the “Company”) issued a press release regarding its financial results for its third quarter and nine months ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth in a specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: July 20, 2004	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 20, 2004 of Health Management Associates, Inc. regarding its financial results for its third quarter and nine months ended June 30, 2004.